UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2008

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01

Other Events

ITEM 9.01(c)

Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 8.01

Other Events.

On January 16, 2008, Salem Communications Corporation issued a press release regarding the discontinuation of its printed version of CCM Magazine.

ITEM 9.01

Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated January 16, 2008, of Salem Communications Corporation regarding the discontinuation of its printed version of CCM Magazine.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: January 16, 2008
By: /s/ EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated January 16, 2008, of Salem Communications Corporation regarding its discontinuation of its printed version of CCM Magazine.

EXHIBIT 99.1

Salem Publishing to Discontinue Printed Version of CCM Magazine to Focus on Expanding Christian Music Websites

NASHVILLE, TN – January 16, 2008 – Salem Communications (Nasdaq: SALM), the leading U.S. radio broadcaster, Internet content provider, magazine and book publisher targeting audiences interested in content related to faith, family and conservative values announced today a significant plan to enhance its commitment to Christian music on the Internet through its fast-growing Christian music Internet network.

Jim Cumbee, President of Non-Broadcast Media for Salem Communications and Publisher of CCM Magazine said “CCM Magazine readers tell us they want more information and want it faster than can be delivered in a monthly printed magazine.  Accordingly, we will discontinue the printed version of CCM Magazine to put increased energies toward the continued growth and enhancement of our comprehensive Christian music and entertainment online network featuring CCMMagazine.com, ChristianMusicPlanet.com, CMCentral.com and MyCCM.org.”

For almost 30 years, CCM Magazine has been the preeminent voice of the Christian music scene.  Cumbee continued, “We are excited to continue our commitment to great writing and thorough coverage, but now all of that will come to the readers on Internet time.”

The April issue will be the final printed version of CCM Magazine.  The decision to discontinue the printed version of CCM Magazine does not affect Salem Publishing’s other magazines, Preaching Magazine, Youthworker Journal, Homecoming Magazine, The Singing News Magazine and Faith Talk Magazine.

Salem Communications (Nasdaq: SALM) is a leading U.S. radio broadcaster, Internet content provider, and magazine and book publisher targeting audiences interested in Christian and family-themed content and conservative values. In addition to its radio properties, Salem owns Salem Radio Network(R), which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives(TM), a national radio advertising sales force; Salem Web Network(TM), an Internet provider of Christian content and online streaming; and Salem Publishing(TM), a publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 97 radio stations, including 58 stations in 22 of the top 25 markets. Additional information about Salem may be accessed at the company's website, www.salem.cc.

For more information, contact Jim Cumbee (615) 312 4268.